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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of Earliest Event Reported):
                                  JULY 1, 1998


                         CRAFTMADE INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   State of Delaware        033-33594-FW                 75-2057054
(STATE OF INCORPORATION) (COMMISSION FILE NO.) (IRS EMPLOYER IDENTIFICATION NO.)



                  650 S. Royal Lane, Suite 100, Coppell, Texas
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

             Registrant's telephone number, including area code:  (972) 393-3800

                                 Not Applicable
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 1, 1998, Craftmade International, Inc. (the "Company"), Trade Source International, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Subsidiary"), Neall and Leslie Humphrey (collectively, "Humphrey"), John DeBlois ("DeBlois" and, together with Humphrey, the "Majority Shareholders"), the Wiley Family Trust (the "Family Trust"), James Bezzerides ("Bezzerides"), the Bezzco Inc. Employee Retirement Trust (the "Retirement Trust" and, together with the Family Trust and Bezzerides, the "Minority Shareholders") and Trade Source International, Inc., a California corporation ("TSI"), entered into an Agreement and Plan of Merger (the "Merger Agreement").

         On July 1, 1998, the Company consummated the transactions contemplated by the Merger Agreement and acquired TSI from the Majority Shareholders and the Minority Shareholders. Pursuant to the terms of the Merger Agreement, TSI was merged with and into the Subsidiary (the "Merger"), with the Subsidiary surviving as a direct, wholly owned subsidiary of the Company. In connection with the Merger, (i) each share of Common Stock of TSI, no par value per share ("TSI Common Stock"), owned by a Minority Shareholder was converted into $7,003.22 in cash; (ii) the shares of TSI Common Stock owned by Humphrey were converted, in the aggregate, into 396,967 shares of the Company's Common Stock, $0.01 par value per share ("Company Common Stock") (or approximately 7.9% of the outstanding shares of Company Common Stock); and (iii) the shares of TSI Common Stock owned by DeBlois were converted, in the aggregate, into 258,942 shares of Company Common Stock (or approximately 5.1% of the outstanding shares of Company Common Stock). The terms of the Merger Agreement, including the amount of consideration to be paid by the Company in connection with the Merger, were derived through arm's length negotiations among the parties.

         Subsequent to the Merger, pursuant to three-year employment agreements,
(i) Neall Humphrey became President of the Subsidiary, (ii) Leslie Humphrey became Vice President of the Subsidiary, and (iii) DeBlois became Executive Vice President of the Subsidiary. In addition, pursuant to the terms of a Voting Agreement (the "Voting Agreement"), dated July 1, 1998, among James R. Ridings, President and Chief Executive Officer of the Company ("Ridings"), Neall Humphrey and DeBlois, Ridings has agreed to vote or cause to be voted all shares of Company Common Stock owned by Ridings at such time, along with all shares of Common Stock over which Ridings has a sole proxy, at the annual meeting of the stockholders of Craftmade, in favor of Neall Humphrey or DeBlois (or both) as directors of the Company, to the extent that Neall Humphrey or DeBlois expresses a timely interest to be a director of the Company. The Voting Agreement terminates on the earliest of (i) July 1, 2001, (ii) the date on which all of the parties agree to terminate the Voting Agreement or (iii) the date on which the employment of Neall Humphrey or DeBlois with the Company or any of its subsidiaries is terminated; provided, however, that if the employment of only Neall Humphrey or DeBlois is terminated, the Voting Agreement shall be terminated only with respect to such person. The Majority Shareholders and the Company also entered into a Registration Rights Agreement, pursuant to which the Majority Shareholders were granted by the Company certain "piggyback" registration rights for a period of one year.

         The Company funded the $3,621,050 cash portion of the merger consideration through an increase of the Company's line of credit with Chase Bank of Texas National Association (formerly Texas Commerce Bank). The line of credit has been amended to provide, among other things, an increase in the commitment from $12,000,000 to $14,000,000.

         Prior to the Merger, TSI was a privately-held wholesale distributor of residential interior and exterior lighting fixtures. The Company expects the Subsidiary to continue to be engaged in this line of business. Also prior to the Merger, the Company and TSI had been since 1995, parties to a lease agreement, pursuant to which the Company leased to TSI 80,000 square feet of warehouse space in its approximately 378,000 square foot Coppell facility.




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         ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (a)       Financial Statements

         It is not practicable to provide the required financial statements for TSI at this time. The statements will be filed as an amendment to this report on Form 8-K as soon as they are prepared and not later than 60 days after the deadline for filing this Form 8-K.

         (b)       Pro Forma Financial Information.

         It is not practicable to provide the required pro forma financial statements for Craftmade at this time. The statements will be filed as an amendment to this report on Form 8-K as soon as they are prepared and not later than 60 days after the deadline for filing this Form 8-K.

         (c)       Exhibits

         2.1* Agreement and Plan of Merger, dated as of July 1, 1998, by and among Craftmade International, Inc., Trade Source International, Inc., a Delaware corporation, Neall and Leslie Humphrey, John DeBlois, the Wiley Family Trust, James Bezzerides, the Bezzco Inc. Employee Retirement Trust and Trade Source International, Inc., a California corporation.

         4.1 Certificate of Incorporation of the Company, filed as Exhibit 3(a)(2) to the Company's Post Effective Amendment No. 1 to Form S-18 (File No. 33-33594-FW) and incorporated by reference therein.

         4.2 Certificate of Amendment of Certificate of Incorporation of the Company, dated March 24, 1992 and filed as Exhibit 4.2 to the Company's Form S-8 (File No. 333-44337) and incorporated by reference therein.

         4.3 Amended and Restated Bylaws of the Company, filed as Exhibit 3(b)(2) to the Company's Post Effective Amendment No. 1 to Form S-18 (File No. 33-33594-FW) and incorporated by reference therein.

         4.4 Specimen Common Stock Certificate, filed as Exhibit 4(a) to the Company's Registration Statement on Form S-18 (File No. 33-33594-FW) and incorporated by reference therein.

        23.1**     Consent of Ernst & Young, LLP.

        23.2**     Consent of Price Waterhouse, LLP.

        99.1* Voting Agreement, dated July 1, 1998, by and among James R. Ridings, Neall Humphrey and John DeBlois.

        99.2* Third Amendment to Credit Agreement, dated July 1, 1998, by and among Craftmade International, Inc., a Delaware corporation, Trade Source International, Inc., a Delaware corporation, Chase Bank of Texas, National Association (formerly named Texas Commerce Bank, National Association) and Frost National Bank (formerly named Overton Bank and Trust).

        99.3* Consent to Merger by Chase Bank of Texas, National Association and Frost National Bank.

        99.4* Employment Agreement, dated July 1, 1998, by and among Craftmade International, Inc., Trade Source International, Inc., a Delaware corporation, and Neall Humphrey.

        99.5* Employment Agreement, dated July 1, 1998, by and among Craftmade International, Inc., Trade Source International, Inc., a Delaware corporation, and Leslie Humphrey.

        99.6* Employment Agreement, dated July 1, 1998, by and among Craftmade International, Inc., Trade Source International, Inc., a Delaware corporation, and John DeBlois.

        99.7* Registration Rights Agreement, dated July 1, 1998, by and among Craftmade International, Inc., Neall and Leslie Humphrey and John DeBlois.


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*        Filed herewith.
**       To be filed by amendment.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CRAFTMADE INTERNATIONAL, INC.



Date:    July 15, 1998                     By:    /s/ JAMES R. RIDINGS
                                                  ------------------------------
                                                  Name: James R. Ridings
                                                  Title: President and Chief
                                                  Executive Officer





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                               Index to Exhibits

      Exhibit
      Number           Description

         2.1* Agreement and Plan of Merger, dated as of July 1, 1998, by and among Craftmade International, Inc., Trade Source International, Inc., a Delaware corporation, Neall and Leslie Humphrey, John DeBlois, the Wiley Family Trust, James Bezzerides, the Bezzco Inc. Employee Retirement Trust and Trade Source International, Inc., a California corporation.

        4.1 Certificate of Incorporation of the Company, filed as Exhibit 3(a)(2) to the Company's Post Effective Amendment No. 1 to Form S-18 (File No. 33-33594-FW) and incorporated by reference therein.

         4.2 Certificate of Amendment of Certificate of Incorporation of the Company, dated March 24, 1992 and filed as Exhibit 4.2 to the Company's Form S-8 (File No. 333-44337) and incorporated by reference therein.

         4.3 Amended and Restated Bylaws of the Company, filed as Exhibit 3(b)(2) to the Company's Post Effective Amendment No. 1 to Form S-18 (File No. 33-33594-FW) and incorporated by reference therein.

         4.4 Specimen Common Stock Certificate, filed as Exhibit 4(a) to the Company's Registration Statement on Form S-18 (File No. 33-33594-FW) and incorporated by reference therein.

        23.1**     Consent of Ernst & Young, LLP.

        23.2**     Consent of Price Waterhouse, LLP.

        99.1* Voting Agreement, dated July 1, 1998, by and among James R. Ridings, Neall Humphrey and John DeBlois.

        99.2* Third Amendment to Credit Agreement, dated July 1, 1998, by and among Craftmade International, Inc., a Delaware corporation, Trade Source International, Inc., a Delaware corporation, Chase Bank of Texas, National Association (formerly named Texas Commerce Bank, National Association) and Frost National Bank (formerly named Overton Bank and Trust).

        99.3* Consent to Merger by Chase Bank of Texas, National Association and Frost National Bank.

        99.4* Employment Agreement, dated July 1, 1998, by and among Craftmade International, Inc., Trade Source International, Inc., a Delaware corporation, and Neall Humphrey.

        99.5* Employment Agreement, dated July 1, 1998, by and among Craftmade International, Inc., Trade Source International, Inc., a Delaware corporation, and Leslie Humphrey.

        99.6* Employment Agreement, dated July 1, 1998, by and among Craftmade International, Inc., Trade Source International, Inc., a Delaware corporation, and John DeBlois.

        99.7* Registration Rights Agreement, dated July 1, 1998, by and among Craftmade International, Inc., Neall and Leslie Humphrey and John DeBlois.


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*        Filed herewith.
**       To be filed by amendment.





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